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                                                                   EXHIBIT 21.1



                LIST OF SUBSIDIARIES AND UNCONSOLIDATED ENTITIES

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                                                 STATE AND FORM OF
        NAME                                       ORGANIZATION                     OWNERSHIP INTEREST
FelCor/CSS Hotels, L.L.C.                 Delaware; Limited Liability               100% owned by FelCor LP
("FelCor/CSS Hotels")                     Company

FelCor/CSS Holdings, L.P.                 Delaware; Limited Partnership             1% GP interest owned by
                                                                                    FelCor/CSS Hotels; 99% LP
                                                                                    interest owned by FelCor LP

FelCor/St. Paul Holdings, L.P.            Delaware; Limited Partnership             1% GP interest owned by
                                                                                    FelCor/CSS Hotels; 99% LP
                                                                                    interest owned by FelCor LP

FelCor/Charlotte Hotel, L.L.C.            Delaware; Limited Liability               50% owned by FelCor/CSS Hotels
("FelCor/Charlotte")                      Company

FelCor/Indianapolis Hotel, L.L.C.         Delaware; Limited Liability               50% owned by FelCor/CSS Hotels
("FelCor/Indianapolis")                   Company

E.S. Charlotte Limited Partnership        Minnesota; Limited Partnership            2% GP interest owned by
                                                                                    FelCor/Charlotte; 49% LP interest
                                                                                    owned by FelCor LP

E.S. North, an Indiana Limited            Indiana; Limited Partnership              2% GP interest owned by
Partnership                                                                         FelCor/Indianapolis; 49% LP
                                                                                    interest owned by FelCor LP

FCH/PSH, L.P.                             Pennsylvania; Limited Partnership         1% GP interest owned by
                                                                                    FelCor/CSS Hotels; 99% LP
                                                                                    interest owned by FelCor LP

FelCor Lodging Holding Company,           Delaware; Limited Liability               100% owned by FelCor LP; special
L.L.C.                                    Company                                   0% interest owned by Special
                                                                                    Remote I, Inc.

FelCor Lodging Company, L.L.C.            Delaware; Limited Liability               100% owned by FelCor Lodging
                                          Company                                   Holding Company, L.L.C.
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                                                 STATE AND FORM OF
        NAME                                       ORGANIZATION                     OWNERSHIP INTEREST
FelCor Hotel Operating Company,           Delaware; Limited Liability               100% owned by FelCor LP
L.L.C. ("FHOC")                           Company

FelCor Pennsylvania Company,              Delaware; Limited Liability               100% owned by FHOC
L.L.C.                                    Company

FelCor Hospitality Holding                Delaware; Limited Liability               100% owned by FHOC
Company, L.L.C.                           Company

FelCor Hospitality Company,               Delaware; Limited Liability               100% owned by FelCor Hospitality
L.L.C.                                    Company                                   Holding Company, L.L.C.

FelCor  Hotel Asset Company,              Delaware;  Limited Liability              100% owned by FelCor LP
L.L.C.   ("FHAC")                         Company

FHAC Nevada Holdings, L.L.C.              Nevada; Limited Liability                 100% owned by FHAC
                                          Company

FHAC Texas Holdings, L.P.                 Texas; Limited Partnership                1% GP interest owned by FHAC
                                                                                    and 99% LP interest owned by
                                                                                    FHAC Nevada Holdings, L.L.C.

FelCor HHCL Company, L.L.C.               Delaware; Limited Liability               100% owned by FHAC
("FelCor HHCL")                           Company

FelCor Hotels GenPar, L.L.C.              Delaware; Limited Liability               100% owned by FelCor HHCL
("FelCor GenPar")                         Company

FelCor Hotels LimPar, L.L.C.              Delaware; Limited Liability               100% owned by FelCor HHCL
("FelCor LimPar")                         Company

HHHC GenPar, L.P.                         Delaware; Limited Partnership             1% GP interest owned by FelCor
                                                                                    GenPar, and 99% LP interest
                                                                                    owned by FelCor LimPar

FelCor Hotel Company, Ltd.                Texas; Limited Partnership                87% GP interest owned by HHHC
("FelCor Hotel Company")                                                            GenPar, L.P. and 13% LP interest
                                                                                    owned by FelCor LimPar

FelCor Hotels GenPar II, L.L.C.           Delaware; Limited Liability               100% owned by FelCor Hotel
                                          Company                                   Company

FelCor Hotel Company II, Ltd.             Texas; Limited Partnership                1% GP interest owned by FelCor
                                                                                    Hotels GenPar II, L.L.C. and 99%
                                                                                    LP interest owned by FelCor Hotel
                                                                                    Company

FelCor Chat-Lem, L.L.C.                   Delaware; Limited Liability               100% owned by FHAC
                                          Company

HI Chat-Lem/Iowa - New Orleans            Louisiana; General Partnership            50% owned by FelCor Chatlem,
Venture                                                                             L.L.C.
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                                                 STATE AND FORM OF
        NAME                                       ORGANIZATION                     OWNERSHIP INTEREST
FelCor Philadelphia Center, L.L.C.        Delaware; Limited Liability               100% owned by FHAC
                                          Company

FelCor Marshall Motels, L.L.C.            Delaware; Limited Liability               100% owned by FHAC
                                          Company

Center City Hotel Associates              Pennsylvania; Limited Partnership         1% GP interest owned by FelCor
                                                                                    Philadelphia Center, L.L.C. and
                                                                                    99% LP interest owned by FelCor
                                                                                    Marshall Motels, L.L.C.

FelCor Hotels Financing II, L.L.C.        Delaware; Limited Liability               100% owned by FHAC
                                          Company

FelCor Hotels Financing I, L.L.C.         Delaware; Limited Liability               100% owned by FelCor Hotels
("FelCor Financing I")                    Company                                   Financing II, L.L.C.

FelCor Hotels Investments I, Ltd.         Texas; Limited Partnership                1% GP interest owned by FelCor
                                                                                    Financing I and 99% LP interest
                                                                                    owned by FelCor Hotel Company

FelCor Hotels Investments II, Ltd.        Texas; Limited Partnership                1% GP interest owned by FelCor
                                                                                    Financing I and 99% LP interest
                                                                                    owned by FelCor Hotel Company

FelCor Salt Lake, L.L.C.                  Delaware; Limited Liability               100% owned by FHAC
                                          Company

FelCor St. Louis Company, L.L.C.          Delaware; Limited Liability               100% owned by FHAC
                                          Company

FelCor Canada Holding GP, L.L.C.          Delaware; Limited Liability               100% owned by FHAC
                                          Company

FelCor Canada Holding, L.P.               Delaware; Limited Partnership             1% GP interest owned by FelCor
                                                                                    Canada Holding GP, L.L.C. and
                                                                                    99% LP interest owned by FHAC

FelCor Canada Co.                         Nova Scotia; Unlimited Liability          100% owned by FelCor Canada
                                          Company                                   Holding, L.P.

FelCor Omaha Hotel Company,               Delaware; Limited Liability               100% owned by FelCor LP
L.L.C. ("FelCor Omaha")                   Company

FelCor Country Villa Hotel, L.L.C.        Delaware; Limited Liability               100% owned by FelCor Omaha
                                          Company

FelCor Moline Hotel, L.L.C.               Delaware; Limited Liability               100% owned by FelCor Omaha
                                          Company

FelCor Eight Hotels, L.L.C.               Delaware; Limited Liability               100% owned by FelCor LP
("FelCor Eight Hotels")                   Company
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                                                 STATE AND FORM OF
        NAME                                       ORGANIZATION                     OWNERSHIP INTEREST
EPT Meadowlands Limited                   Delaware; Limited Partnership             1% GP interest owned by FelCor
Partnership                                                                         Eight Hotels; 49% LP interest
                                                                                    owned by FelCor LP

EPT Kansas City Limited                   Delaware; Limited Partnership             1% GP interest owned by FelCor
Partnership                                                                         Eight Hotels; 49% LP interest
                                                                                    owned by FelCor LP

EPT San Antonio Limited                   Delaware; Limited Partnership             1% GP interest owned by
FelCor Partnership ("EPT San Antonio")                                              Eight Hotels; 49% LP interest
                                                                                    owned by FelCor LP

EPT Austin Limited Partnership            Delaware; Limited Partnership             1% GP interest owned by FelCor
("EPT Austin")                                                                      Eight Hotels; 49% LP interest
                                                                                    owned by FelCor LP

EPT Overland Park Limited                 Delaware; Limited Partnership             1% GP interest owned by FelCor
Partnership                                                                         Eight Hotels; 49% LP interest
("EPT Overland Park")                                                               owned by FelCor LP

EPT Atlanta - Perimeter Center            Delaware; Limited Partnership             1% GP interest owned by FelCor
Limited Partnership                                                                 Eight Hotels; 49% LP interest
("EPT Atlanta")                                                                     owned by FelCor LP

EPT Raleigh Limited Partnership           Delaware; Limited Partnership             1% GP interest owned by FelCor
("EPT Raleigh")                                                                     Eight Hotels; 49% LP interest
                                                                                    owned by FelCor LP

EPT Covina Limited Partnership            Delaware; Limited Partnership             1% GP interest owned by FelCor
("EPT Covina")                                                                      Eight Hotels; 49% LP interest
                                                                                    owned by FelCor LP

Promus/FCH Condominium                    Delaware; Limited Liability               50% owned by FelCor LP
Company, L.L.C.                           Company

Promus/FCH Development                    Delaware; Limited Liability               50% owned by FelCor LP
Company, L.L.C.                           Company

Promus/FelCor San Antonio                 Texas; General Partnership                50% GP interest owned by FelCor
Venture                                                                             LP

Promus/FelCor Parsippany Venture          New Jersey; General Partnership           50% GP interest owned by FelCor
("Parsippany JV")                                                                   LP

MHV Joint Venture                         Texas; General Partnership                50% GP interest owned by FelCor
("MHV JV")                                                                          LP

Promus/FelCor Lombard Venture             Illinois; General Partnership             50% GP interest owned by FelCor
("Lombard JV")                                                                      LP
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                                                 STATE AND FORM OF
        NAME                                       ORGANIZATION                     OWNERSHIP INTEREST
Promus/FelCor Hotels, L.L.C.              Delaware; Limited Liability               1% owned by Promus/FelCor Manager, Inc.;
                                          Company                                   99% owned by EPT Atlanta, EPT Austin,
                                                                                    EPT Covina, EPT Overland Park, EPT
                                                                                    Raleigh, EPT San Antonio, Lombard JV,
                                                                                    MHV JV and Parsippany JV

Kingston Plantation Development           Delaware; Corporation                     97% non-voting Class B
Corporation ("KPDC")                                                                interest owned by FelCor LP

Promus/FelCor Manager, Inc.               Delaware; Corporation                     50% owned by KPDC

FelCor/New Orleans Annex, L.L.C.          Delaware; Limited Liability               100% owned by KPDC
                                          Company
Brighton at Kingston Plantation,          Delaware; Limited Liability               50% owned by KPDC
L.L.C.                                    Company

FCH/DT Hotels, L.L.C.                     Delaware; Limited Liability               90% owned by FelCor LP
("FCH/DT Hotels")                         Company

FCH/DT Holdings, L.P.                     Delaware; Limited Partnership             1% GP interest owned by FCH/DT
                                                                                    Hotels; 89.1% LP interest owned
                                                                                    by FelCor LP

FCH/DT BWI Holdings, L.P.                 Delaware; Limited Partnership             1% GP interest owned by FCH/DT
                                                                                    Hotels; 99% LP interest owned by
                                                                                    FCH/DT Holdings, LP

FelCor/LAX Hotels, L.L.C.                 Delaware; Limited Liability               100% owned by FelCor LP
("FelCor/LAX Hotels")                     Company

FelCor/LAX Holdings, L.P.                 Delaware; Limited Partnership             1% GP Interest owned by
                                                                                    FelCor/LAX Hotels; 99% LP
                                                                                    interest owned by FelCor LP

Los Angeles International Airport         Texas; Limited Partnership                50% GP interest owned by
Hotel Associates, a Texas limited                                                   FelCor/LAX Holdings, L.P. and
partnership                                                                         47% LP interest owned by
                                                                                    FelCor/LAX Hotels

Park Central Joint Venture                Texas; General Partnership                60% owned by FelCor LP

FelCor Airport Utilities, L.L.C.          Delaware; Limited Liability               100% owned by FHAC
                                          Company
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